Exhibit 99.2
                                 ------------
             CSC Computational Materials dated September 14, 2004

                              ABS New Transaction

                        Revised Computational Materials
                        -------------------------------


                                $1,172,250,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-9




                        [COMPANY LOGO] Countrywide/SM/
                        ------------------------------
                                  HOME LOANS
                          Seller and Master Servicer

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



Preliminary Term Sheet                                                                             Revised Date: September 13, 2004
                                                    $1,172,250,000 (Approximate)
                                           CWABS Asset-Backed Certificates, Series 2004-9

==================================================================================================
                         Principal        WAL             Payment Window        Expected Ratings
     Class (1)           Amount(2)      Call/Mat (3)    (Mos) Call/Mat (3)      (S&P/Moody's) (4)
     -----               ------         --------        --------------          -------------

AF-1A(5)                   $43,672,000    1.00 / 1.00       1-22 / 1-22              AAA/Aaa
AF-1B(5)                   $43,671,000    1.00 / 1.00       1-22 / 1-22              AAA/Aaa
AF-2(5)                    $20,020,000    2.00 / 2.00      22-27 / 22-27             AAA/Aaa
AF-3(5)                    $58,996,000    3.00 / 3.00      27-50 / 27-50             AAA/Aaa
AF-4(5)                    $24,491,000    5.00 / 5.00      50-73 / 50-73             AAA/Aaa
AF-5(5)                    $33,850,000   7.16 / 11.04     73-88 / 73-252             AAA/Aaa
AF-6(5)                    $30,000,000    6.27 / 6.82     37-88 / 37-250             AAA/Aaa
MF-1(5)                    $15,000,000    5.86 / 7.19     39-88 / 39-201             AA+/Aa2
MF-2(5)                    $11,700,000    5.86 / 7.11     39-88 / 39-183             AA+/A2
MF-3(5)                     $3,000,000    5.86 / 7.01     39-88 / 39-161             AA+/A3
MF-4(5)                     $3,000,000    5.86 / 6.94     39-88 / 39-153            AA+/Baa1
MF-5(5)                     $3,000,000    5.86 / 6.83     39-88 / 39-143            AA+/Baa2
BF(5)                       $3,000,000    5.86 / 6.62     39-88 / 39-130             AA/Baa3
1-AV-1(6)                 $475,310,000    2.69 / 2.81      1-88 / 1-166              AAA/Aaa
2-AV-1(7)                  $88,873,000    1.00 / 1.00       1-21 / 1-21              AAA/Aaa
2-AV-2(7)                 $140,196,000    2.81 / 2.81      21-63 / 21-63             AAA/Aaa
2-AV-3(7)                  $33,171,000    6.66 / 7.63     63-88 / 63-166             AAA/Aaa
MV-1(8)                    $28,800,000    4.75 / 5.02     40-88 / 40-137             AA+/Aa1
MV-2(8)                    $27,000,000    4.71 / 4.97     39-88 / 39-131             AA+/Aa2
MV-3(8)                    $18,000,000    4.69 / 4.93     39-88 / 39-124             AA+/Aa3
MV-4(8)                    $13,500,000    4.68 / 4.90     38-88 / 38-119             AA+/A1
MV-5(8)                    $14,400,000    4.67 / 4.86     38-88 / 38-114             AA+/A2
MV-6(8)                    $11,700,000    4.67 / 4.82     38-88 / 38-107             AA+/A3
MV-7(8)                     $9,900,000    4.66 / 4.75     37-88 / 37-101             AA/Baa1
MV-8(8)                     $9,000,000    4.65 / 4.68      37-88 / 37-94             AA/Baa2
BV(8)                       $9,000,000    4.56 / 4.56      37-86 / 37-86            AA-/Baa3
--------------------------------------------------------------------------------------------------
     Total:              1,172,250,000
--------------------------------------------------------------------------------------------------


Preliminary Term Sheet                                                                             Revised Date: September 13, 2004
                                                    $1,172,250,000 (Approximate)
                                           CWABS Asset-Backed Certificates, Series 2004-9

=======================================================================================================
                         Principal             Last Scheduled                  Certificate
     Class (1)           Amount(2)           Distribution Date                     Type
     -----               ------              -----------------                     ----

AF-1A(5)                   $43,672,000            Mar 2022           Floating Rate Senior Sequential
AF-1B(5)                   $43,671,000            Mar 2022             Fixed Rate Senior Sequential
AF-2(5)                    $20,020,000            Aug 2024             Fixed Rate Senior Sequential
AF-3(5)                    $58,996,000            Oct 2030             Fixed Rate Senior Sequential
AF-4(5)                    $24,491,000            Oct 2032             Fixed Rate Senior Sequential
AF-5(5)                    $33,850,000            Feb 2035             Fixed Rate Senior Sequential
AF-6(5)                    $30,000,000            Dec 2034              Fixed Rate Senior Lockout
MF-1(5)                    $15,000,000            Dec 2034                 Fixed Rate Mezzanine
MF-2(5)                    $11,700,000            Oct 2034                 Fixed Rate Mezzanine
MF-3(5)                     $3,000,000            Aug 2034                 Fixed Rate Mezzanine
MF-4(5)                     $3,000,000            Jul 2034                 Fixed Rate Mezzanine
MF-5(5)                     $3,000,000            May 2034                 Fixed Rate Mezzanine
BF(5)                       $3,000,000            Jan 2034                Fixed Rate Subordinate
1-AV-1(6)                 $475,310,000            Jan 2035                 Floating Rate Senior
2-AV-1(7)                  $88,873,000            Feb 2023                 Floating Rate Senior
2-AV-2(7)                 $140,196,000            Jul 2033                 Floating Rate Senior
2-AV-3(7)                  $33,171,000            Feb 2035                 Floating Rate Senior
MV-1(8)                    $28,800,000            Jan 2035               Floating Rate Mezzanine
MV-2(8)                    $27,000,000            Dec 2034               Floating Rate Mezzanine
MV-3(8)                    $18,000,000            Dec 2034               Floating Rate Mezzanine
MV-4(8)                    $13,500,000            Nov 2034               Floating Rate Mezzanine
MV-5(8)                    $14,400,000            Nov 2034               Floating Rate Mezzanine
MV-6(8)                    $11,700,000            Oct 2034               Floating Rate Mezzanine
MV-7(8)                     $9,900,000            Sep 2034               Floating Rate Mezzanine
MV-8(8)                     $9,000,000            Jul 2034               Floating Rate Mezzanine
BV(8)                       $9,000,000            May 2034              Floating Rate Subordinate
-------------------------------------------------------------------------------------------------------
     Total:              1,172,250,000
-------------------------------------------------------------------------------------------------------


(1) The margins on the Class 1-AV-1, Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: Kanika Bansal, Standard & Poors, 212.438.1292; Tamara Zaliznyak, Moody's Ratings, 212.553.7761.
(5) The Class AF-1A, Class AF-1B, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(6) The Class 1-AV-1 Certificates (the "Class 1-AV Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(7) The Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



Trust:                              Asset-Backed Certificates, Series 2004-9.

Depositor:                          CWABS, Inc.

Seller:                             Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:                    Countrywide Home Loans Servicing LP.

Underwriters:                       Countrywide Securities Corporation (Lead Manager), Deutsche Bank Securities, Inc. (Co-
                                    Managers) and Citigroup Global Markets (Co-Manager).

Trustee:                            The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:            The "Fixed Rate Certificates" consist of the Class AF Certificates (other than the Class
                                    AF-1A Certificates) and the Fixed Rate Subordinate Certificates.

Floating Rate Certificates:         The "Floating Rate Certificates" consist of the Class AF-1A, Class 1-AV-1, Class 2-AV-1,
                                    Class 2-AV-2, Class 2-AV-3 and Floating Rate Subordinate Certificates.

Senior Certificates:                Together, the Class 1-AV and Class 2-AV Certificates (the "Class AV Certificates") and the
                                    Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:               The Senior Certificates and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:           The "Non-Offered Certificates" consist of the Class CF, Class PF, Class CV, Class PV and
                                    Class A-R Certificates.

                                    The Offered Certificates and Non-Offered Certificates are together referred to herein as the
                                    "Certificates."

Federal Tax Status:                 It is anticipated that the Senior Certificates and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                       The Offered Certificates will be available in book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:                   September 1, 2004.

Cut-off Date:                       As to any Mortgage Loan, the later of September 1, 2004 and the origination date of such
                                    Mortgage Loan.

Expected Pricing Date:              September [14], 2004.

Expected Closing Date:              September [28], 2004.

Expected Settlement Date:           September [28], 2004.

Distribution Date:                  The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 2004.

Accrued Interest:                   The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate
                                    Certificates will include accrued interest from September 1, 2004 up to, but not including, the Settlement Date.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



Interest Accrual Period:            The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate
                                    Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such
                                    Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each
                                    Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:                  The Senior Certificates and the Subordinate Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to
                                    Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:                  The Senior Certificates, the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5,
                                    Class BF, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7,
                                    Class MV-8 and Class BV Certificates will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:               The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage
                                    Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:           The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                                    ---------------------------------------------------------------------------------------------
                                    Fixed Rate Mortgage Loans (Group 1)
                                    ---------------------------------------------------------------------------------------------
                                    100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by
                                    2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                                    ---------------------------------------------------------------------------------------------

                                    ---------------------------------------------------------------------------------------------
                                    Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                                    ---------------------------------------------------------------------------------------------
                                    100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                                    ---------------------------------------------------------------------------------------------

Mortgage Loans:                     The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                                    Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the
                                    Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                    As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage
                                    Loans was approximately $605,122,294 (the "Mortgage Loans") of which: (i) approximately
                                    $151,521,777 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories
                                    (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"), (ii) approximately
                                    $296,934,931 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group2 Mortgage Loans") and (iii) approximately $156,665,586 were adjustable rate Mortgage Loans made to borrowers with credit-blemished histories (the
                                    "Group 3 Mortgage Loans" and, together with the Group 2 Mortgage Loans, the "Adjustable Rate
                                    Mortgage Loans").


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



Pass-Through Rate:                  The Pass-Through Rate for each Class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such Class, and (b) the related Net Rate
                                    Cap.

                                    The Pass-Through Rate on each Class of Fixed Rate Certificates will be equal to the lesser of
                                    (a) the fixed rate for such Class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                      The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate
                                    (such sum, the "Expense Fee Rate").

Net Rate Cap:                       The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the Prospectus Supplement):

                                    ---------------------------------------------------------------------------------------------
                                    Class
                                    ---------------------------------------------------------------------------------------------

                                    AF and Fixed               The weighted average Adjusted Net Mortgage Rate of the Group 1
                                    Rate Subordinate           Mortgage Loans (adjusted, in the case of the Class AF-1A
                                                               Certificates, to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                    ---------------------------------------------------------------------------------------------
                                    1-AV                       The weighted average Adjusted Net Mortgage Rate of the Group 2
                                                               Mortgage Loans less the Monoline Guaranty fee rate (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                    ---------------------------------------------------------------------------------------------
                                    2-AV                       The weighted average Adjusted Net Mortgage Rate of the Group 3
                                                               Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                    ---------------------------------------------------------------------------------------------
                                    Floating Rate              The weighted average of the Adjusted Net Mortgage Rate of the
                                    Subordinate                Group 1 Mortgage Loans and Group 2 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related
                                                               Mortgage Loans over the principal balance of the related Senior
                                                               Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                    ---------------------------------------------------------------------------------------------

Net Rate Carryover:                 For any Class of Senior Certificates and Subordinate Certificates and any Distribution Date,
                                    the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable
                                    Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                                    Distribution Dates together with accrued interest thereon at the related Pass-Through Rate
                                    (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess
                                    Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate
                                    Certificates Priority of Distributions" and "Adjustable Rate Certificates Priority of
                                    Distributions" below.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



Corridor Contracts:                 The Trust will include four Corridor Contracts for the benefit of the Class AF-1A, Class
                                    1-AV, Class 2-AV and Floating Rate Subordinate Certificates (the "Class AF-1A Corridor
                                    Contract," "Class 1-AV Corridor Contract," "Class 2-AV Corridor Contract," and "Floating Rate
                                    Subordinate Corridor Contract," respectively, and, collectively, the "Corridor Contracts").
                                    After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates.
                                    With respect to each Distribution Date, payments received on (a) the Class AF-1A Corridor
                                    Contract will be available to pay the holders of the Class AF-1A Certificates the related Net
                                    Rate Carryover, (b) the Class 1-AV Corridor Contract will be available to pay the holders of the Class 1-AV Certificates the related Net Rate Carryover, (c) the Class 2-AV Corridor
                                    Contract will be available to pay the holders of the Class 2-AV Certificates the related Net
                                    Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, and (d) the Floating Rate Subordinate
                                    Corridor Contract will be available to pay the holders of the Floating Rate Subordinate
                                    Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net
                                    Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the Class C Certificate(s) and will not be available for payments of any Net
                                    Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:                 The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate
                                    Certificates, as the case may be:

                                        1)   Subordination
                                        2)   Overcollateralization
                                        3)   Excess Cashflow


                                    ---------------------------------------------------------------------------------
                                                                        Initial Target      Target Subordination
                                          Class     S&P/ Moody's        Subordination           at Stepdown
                                    ---------------------------------------------------------------------------------
                                    AF                AAA/Aaa               15.10%                 30.20%
                                    ---------------------------------------------------------------------------------
                                    MF-1              AA+/Aa2               10.10%                 20.20%
                                    ---------------------------------------------------------------------------------
                                    MF-2               AA+/A2               6.20%                  12.40%
                                    ---------------------------------------------------------------------------------
                                    MF-3               AA+/A3               5.20%                  10.40%
                                    ---------------------------------------------------------------------------------
                                    MF-4              AA+/Baa1              4.20%                  8.40%
                                    ---------------------------------------------------------------------------------
                                    MF-5              AA+/Baa2              3.20%                  6.40%
                                    ---------------------------------------------------------------------------------
                                    BF                AA/Baa3               2.20%                  4.40%
                                    ---------------------------------------------------------------------------------
                                    1-AV              AAA/Aaa               18.05%                 36.10%
                                    ---------------------------------------------------------------------------------
                                    2-AV              AAA/Aaa               18.05%                 36.10%
                                    ---------------------------------------------------------------------------------
                                    MV-1              AA+/Aa1               14.85%                 29.70%
                                    ---------------------------------------------------------------------------------
                                    MV-2              AA+/Aa2               11.85%                 23.70%
                                    ---------------------------------------------------------------------------------
                                    MV-3              AA+/Aa3               9.85%                  19.70%
                                    ---------------------------------------------------------------------------------
                                    MV-4               AA+/A1               8.35%                  16.70%
                                    ---------------------------------------------------------------------------------
                                    MV-5               AA+/A2               6.75%                  13.50%
                                    ---------------------------------------------------------------------------------
                                    MV-6               AA+/A3               5.45%                  10.90%
                                    ---------------------------------------------------------------------------------
                                    MV-7              AA/Baa1               4.35%                  8.70%
                                    ---------------------------------------------------------------------------------
                                    MV-8              AA/Baa2               3.35%                  6.70%
                                    ---------------------------------------------------------------------------------
                                    BV                AA-/Baa3              2.35%                  4.70%
                                    ---------------------------------------------------------------------------------

                                        4)   Monoline Guaranty: One of the monolines will guarantee that (i) required payments of interest on the Class 1-AV-1 Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-AV-1 Certificates. The
                                             Monoline Guaranty will not cover any Net Rate Carryover, or any prepayment interest shortfall amounts for a Distribution



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



                                             Date in excess of compensating interest of up to one-half of the servicing fee payable to the Master Servicer.

Subordination:                      The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the
                                    Subordinate Certificates in a certificate group, Certificates with a higher Class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower designation.

Fixed Rate
Overcollateralization Target:       Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Fixed
                                    Rate Mortgage Loans will be equal to 2.20% of the aggregate principal balance of the Fixed
                                    Rate Mortgage Loans as of the Cut-off Date (the "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be met on the Closing Date.

                                    On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 4.40% of the principal balance of the Fixed Rate Mortgage Loans for the related
                                    Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date.

                                    Provided, however, that if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:       Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization Target for the
                                    Adjustable Rate Mortgage Loans will be equal to 2.35% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date (the "Initial Adjustable Rate O/C
                                    Target"). The initial amount of adjustable rate overcollateralization will be met on the
                                    Closing Date.

                                    On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization
                                    Target will be equal to 4.70% of the aggregate principal balance of the Adjustable Rate
                                    Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate
                                    O/C Floor") of 0.50% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date.

                                    Provided, however, that if an Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable Rate Overcollateralization Target on the prior Distribution Date.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



Fixed Rate
Delinquency Trigger Event:          With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                                    Delinquency Trigger Event" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate
                                    Mortgage Loans equals or exceeds [TBD%] times the Fixed Rate Senior Enhancement Percentage.

                                    As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any
                                    Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the
                                    Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:                 With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                                    Cumulative Loss Trigger Event" will occur if the aggregate amount of realized losses on the
                                    Fixed Rate Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal
                                    Balance of the Fixed Rate Mortgage Loans, as set forth below:


                                      Period (month)                Percentage
                                      --------------                ----------
                                      37 - 48                       [TBD%] with respect to October 2007, plus an additional 1/12th of [TBD]% for each month thereafter
                                      49 - 60                       [TBD%] with respect to October 2008, plus an additional 1/12th of [TBD]% for each month thereafter
                                      61 - 72                       [TBD%] with respect to October 2009, plus an additional 1/12th of [TBD]% for each month thereafter
                                      73 - 85                       [TBD%] with respect to October 2010, plus an additional 1/12th of [TBD]% for each month thereafter
                                      86+                           [TBD%]


Adjustable Rate
Delinquency Trigger Event:          With respect to the Adjustable Rate Certificates (other than the Class AF-1A Certificates), an "Adjustable Rate Delinquency Trigger Event will occur if the three month rolling average
                                    60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate Mortgage Loans equals or exceeds [TBD%] times the Adjustable Rate
                                    Senior Enhancement Percentage.

                                    As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any
                                    Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the
                                    Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate
                                    Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the principal balance of the Adjustable Rate
                                    Mortgage Loans for the preceding Distribution Date.






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



Adjustable Rate Cumulative
 Loss Trigger Event:                With respect to the Floating Rate Certificates (other than the Class AF-1A Certificates), an
                                    "Adjustable Rate Cumulative Loss Trigger Event" will occur if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Adjustable Rate Mortgage Loans, as set forth below:


                                      Period (month)                Percentage
                                      --------------                ----------
                                      37 - 48                       [TBD%] with respect to October 2007, plus an additional 1/12th of [TBD]% for each month thereafter
                                      49 - 60                       [TBD%] with respect to October 2008, plus an additional 1/12th of [TBD]% for each month thereafter
                                      61 - 72                       [TBD%] with respect to October 2009, plus an additional 1/12th of [TBD]% for each month thereafter
                                      73+                           [TBD%]


Fixed Rate Stepdown Date:           The earlier to occur of:
                                        (i)  the Distribution Date on which the aggregate principal balance of the Class AF
                                                  Certificates is reduced to zero; and
                                        (ii) the later to occur of:
                                                  a.   the Distribution Date in October 2007
                                                  b.   the first Distribution Date on which the aggregate principal balance of the Class AF Certificates is less than or equal to 69.80% of the principal balance of the Fixed Rate Mortgage Loans for such Distribution Date.

Adjustable Rate
Stepdown Date:                      The earlier to occur of:
                                        (i)  the Distribution Date on which the aggregate principal balance of the AV
                                             Certificates is reduced to zero; and
                                        (ii) the later to occur of:
                                                  a.   the Distribution Date in October 2007
                                                  b.   the first Distribution Date on which the aggregate principal balance of the Class AV Certificates is less than or equal to 63.90% of the principal balance of the Adjustable Rate Mortgage Loans for such Distribution Date.

Allocation of Losses:               Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the
                                    Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-5
                                    Certificates, then to the Class MF-4 Certificates, then to the Class MF-3 Certificates, then to the Class MF-2 Certificates and last to the Class MF-1 Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the Class
                                    MV-8 Certificates, then to the Class MV-7 Certificates, then to the Class MV-6 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class
                                    MV-3 Certificates, then to the Class MV-2 Certificates and last to the Class MV-1
                                    Certificates; in each case, until the respective class principal balance of each such class of Subordinate Certificates has been reduced to zero.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



Fixed Rate Certificates
Priority of Distributions:          Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                                    1)  Interest funds, sequentially, as follows: (a) from interest collections related to the
                                        Group 1 Mortgage Loans, concurrently to each class of Class AF Certificates current and unpaid interest, then (b) from remaining interest collections related to the Group 1
                                        Mortgage Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class
                                        MF-3, Class MF-4, Class MF-5 and Class BF Certificates;
                                    2)  Principal funds, sequentially, as follows: (a) to the the Class AF Certificates (in the manner and priority set forth under "Class AF Principal Distributions" below), then (b)
                                        from principal collections remaining after payment of (a), above, sequentially, to the
                                        Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class BF Certificates,
                                        each as described under "Fixed Rate Principal Paydown" below;
                                    3)  Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate Certificates
                                        to build or restore Fixed Rate O/C as described under "Fixed Rate Overcollateralization
                                        Target" and "Fixed Rate Principal Paydown," respectively;
                                    4)  Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3,
                                        Class MF-4, Class MF-5 and Class BF Certificates;
                                    5)  Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class
                                        AF Certificates (after application of amounts received on the Class AF-1A Corridor
                                        Contract) and the Fixed Rate Subordinate Certificates (as described below);
                                    6)  To restore only Adjustable Rate O/C as described under "Adjustable Rate
                                        Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively
                                        (after application of the Adjustable Rate Excess Cashflow);
                                    7)  To pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2,
                                        Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                                        Certificates (after application of the Adjustable Rate Excess Cashflow);
                                    8)  To the residual interest Certificate(s), any remaining amount.

                                    Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate
                                    Carryover.

                                    As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Adjustable Rate Certificates
Priority of Distributions:          Available funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                                    1)  Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, first to pay the Monoline Guaranty fee and any
                                        Monoline reimbursements and then to the Class 1-AV-1 Certificates current and unpaid interest, (ii) from interest collections related to the Group 3 Mortgage Loans, concurrently to each class of Class 2-AV Certificates current and unpaid interest, (b)
                                        from any remaining interest funds related to all of the Adjustable Rate Mortgage Loans, first to pay any remaining Monoline Guaranty fee and Monoline reimbursements and then to each class of Class AV Certificates, any remaining current and unpaid interest as described in the prospectus supplement, then (c) from remaining interest collections related to the Adjustable Rate Mortgage Loans, current interest sequentially to the Class
                                        MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8
                                        and Class BV Certificates;



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



                                    2)  Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, first to pay any remaining Monoline
                                        Guaranty fee and any Monoline reimbursements not covered by Interest Funds and then to the Class 1-AV Certificates (as described below under "Adjustable Rate Principal Paydown)
                                        and (ii) from principal collections related to the Group 3 Mortgage Loans, to the Class
                                        2-AV Certificates (as described below under "Adjustable Rate Principal Paydown" and
                                        "Class 2-AV Principal Distributions" below), (b) from remaining principal collections related to the Adjustable Rate Mortgage Loans after payment of (a) above, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class
                                        MV-7, Class MV-8 and Class BV Certificates, each as described under "Adjustable Rate
                                        Principal Paydown" below;
                                    3)  Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate Subordinate
                                        Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate
                                        Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively;
                                    4)  Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class
                                        MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                                        Certificates;
                                    5)  Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the Class AV
                                        and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                                    6)  To restore only Fixed Rate O/C as described under "Fixed Rate Overcollateralization
                                        Target" and "Fixed Rate Principal Paydown," respectively (after application of the Fixed
                                        Rate Excess Cashflow);
                                    7)  To pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2,
                                        Class MF-3, Class MF-4, Class MF-5 and Class BF Certificates (after application of the
                                        Fixed Rate Excess Cashflow);
                                    8)  To the residual interest Certificate(s), any remaining amount.

                                    Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contract) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate
                                    Carryover.

                                    As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage
                                    Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:                  Prior to the Fixed Rate Stepdown Date or if a Trigger Event related to the Class AF and Fixed
                                    Rate Subordinate Certificates is in effect on any Distribution Date, 100% of the available principal funds from Loan Group 1 will be paid to the Class AF Certificates until they are reduced to zero (in the manner and priority set forth under "Class AF Principal Distribution"
                                    below), provided, however, that if the Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class
                                    MF-2, Class MF-3, Class MF-4, Class MF-5 and the Class BF Certificates.

                                    On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Trigger Event related to the Class AF and Fixed Rate Subordinate Certificates is not in effect on such
                                    Distribution Date, each of the Class AF and the Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the sum of the unpaid principal balance of the Class AF Certificates in the aggregate will have 30.20%
                                    Subordination, (ii) second, from remaining principal collections related to the Fixed Rate
                                    Mortgage Loans, to the Class MF-1 Certificates such that the Class MF-1 Certificates will have 20.20% Subordination, (iii) third, from remaining principal collections related to the
                                    Fixed Rate Mortgage Loans, to the Class MF-2 Certificates such that the Class MF-2
                                    Certificates will have 12.40% Subordination, (iv) fourth, from remaining principal collections related to the Fixed




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



                                    Rate Mortgage Loans, to the Class MF-3 Certificates such that the Class MF-3 Certificates will have 10.40% Subordination, (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-4 Certificates such that the Class MF-4
                                    Certificates will have 8.40% Subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-5 Certificates such that the Class
                                    MF-5 Certificates will have 6.40% Subordination and (vii) seventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates such that the Class BF Certificates will have 4.40% Subordination; each subject to the related O/C
                                    Floor.

Adjustable Rate
Principal Paydown:                  Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in
                                    effect on any Distribution Date, (i) 100% of the available principal funds from Loan Group 2 will be paid to the Class 1-AV Certificates and (ii) 100% of the principal funds from Loan
                                    Group 3 will be paid to the Class 2-AV Certificates (as described below under "Class 2-AV
                                    Principal Distributions" below); provided, however, that (x) if any of the Class 1-AV or
                                    Class 2-AV Certificates have been retired, 100% of the principal collections from the Loan
                                    Group related to such retired class of Senior Certificates will be paid to the remaining
                                    Class AV Certificates on a pro rata basis, based on the certificate principal balances thereof, and (y) if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class
                                    MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates.

                                    On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable
                                    Rate Trigger Event is not in effect on such Distribution Date, each of the Class 1-AV, Class
                                    2-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 1-AV Certificates and (b)
                                    from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV
                                    Certificates, in each case, such that the Class AV Certificates in the aggregate will have
                                    36.10% subordination, (ii) second, from remaining principal collections relating to the
                                    Adjustable Rate Mortgage Loans, to the Class MV-1 Certificates such that the Class MV-1
                                    Certificates will have 29.70% Subordination, (iii) third, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-2 Certificates
                                    such that the Class MV-2 Certificates will have 23.70% Subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class
                                    MV-3 Certificates such that the Class MV-3 Certificates will have 19.70% Subordination, (v)
                                    fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 16.70%
                                    Subordination, (vi) sixth, from remaining principal collections relating to the Adjustable
                                    Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have 13.50% Subordination, (vi) seventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-6 Certificates such that the Class
                                    MV-6 Certificates will have 10.90% Subordination, (vi) eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates
                                    such that the Class MV-7 Certificates will have 8.70% Subordination, (vi) ninth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class
                                    MV-8 Certificates such that the Class MV-8 Certificates will have 6.70% Subordination and
                                    (vi) tenth, from remaining principal collections relating to the Adjustable Rate Mortgage
                                    Loans, to the Class BV Certificates such that the Class BV Certificates will have 4.70%
                                    Subordination; each subject to the O/C Floor.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------




Class 2-AV
Principal Distributions:            Principal distributed on the Class 2-AV Certificates will be applied sequentially, to the
                                    Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

Class AF
Principal Distributions:            Principal will be distributed to the AF Certificates in the following order of priority:

                                    1.  To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                                                                 Month                     Lockout Percentage
                                                                 -----                     ------------------
                                                                1 - 36                             0%
                                                                37 - 60                            45%
                                                                61 - 72                            80%
                                                                73 - 84                           100%
                                                             85 and after                         300%


                                    2.  Pro rata, to the Class AF-1A and Class AF-1B Certificates, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero, and

                                    3.  Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and
                                        Class AF-6 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                          [Discount Margin Tables, Available Funds Schedule and Collateral Tables to Follow]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------




                                               Discount Margin/Yield Tables (%) (1)


            Class AF-1A (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.18%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
             DM @ 100-00                          18           18           18           18          18
            =================================================================================================
             WAL (yr)                            1.68         1.24         1.00         0.85        0.75
             MDUR (yr)                           1.65         1.22         0.99         0.85        0.75
             First Prin Pay                     Oct04        Oct04        Oct04        Oct04        Oct04
             Last Prin Pay                      Dec07        Jan07        Jul06        Mar06        Dec05
            -------------------------------------------------------------------------------------------------


            Class AF-1A (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.18%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
             DM @ 100-00                          18           18           18           18          18
            =================================================================================================
             WAL (yr)                            1.68         1.24         1.00         0.85        0.75
             MDUR (yr)                           1.65         1.22         0.99         0.85        0.75
             First Prin Pay                     Oct04        Oct04        Oct04        Oct04        Oct04
             Last Prin Pay                      Dec07        Jan07        Jul06        Mar06        Dec05
            -------------------------------------------------------------------------------------------------

            Class AF-1B (To Call)
            -------------------------------------------------------------------------------------------------
                 Coupon                            3.002%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    2.896        2.853        2.815        2.780        2.748
            =================================================================================================
             WAL (yr)                            1.68         1.24         1.00         0.85        0.75
             MDUR (yr)                           1.61         1.19         0.97         0.83        0.73
             First Prin Pay                     Oct04        Oct04        Oct04        Oct04        Oct04
             Last Prin Pay                      Dec07        Jan07        Jul06        Mar06        Dec05
            -------------------------------------------------------------------------------------------------


            Class AF-1B (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Coupon                            3.002%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    2.896        2.853        2.815        2.780        2.748
            =================================================================================================
             WAL (yr)                            1.68         1.24         1.00         0.85        0.75
             MDUR (yr)                           1.61         1.19         0.97         0.83        0.73
             First Prin Pay                     Oct04        Oct04        Oct04        Oct04        Oct04
             Last Prin Pay                      Dec07        Jan07        Jul06        Mar06        Dec05
            -------------------------------------------------------------------------------------------------
(1) See definition of Pricing Prepayment Speed above.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



            Class AF-2 (To Call)
            -------------------------------------------------------------------------------------------------
                 Coupon                            3.371%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    3.329        3.302        3.277        3.253        3.229
            =================================================================================================
             WAL (yr)                            3.68         2.57         2.00         1.65        1.41
             MDUR (yr)                           3.41         2.42         1.91         1.58        1.36
             First Prin Pay                     Dec07        Jan07        Jul06        Mar06        Dec05
             Last Prin Pay                      Nov08        Jul07        Dec06        Jul06        Apr06
            -------------------------------------------------------------------------------------------------


            Class AF-2 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Coupon                            3.371%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    3.329        3.302        3.277        3.253        3.229
            =================================================================================================
             WAL (yr)                            3.68         2.57         2.00         1.65        1.41
             MDUR (yr)                           3.41         2.42         1.91         1.58        1.36
             First Prin Pay                     Dec07        Jan07        Jul06        Mar06        Dec05
             Last Prin Pay                      Nov08        Jul07        Dec06        Jul06        Apr06
            -------------------------------------------------------------------------------------------------

            Class AF-3 (To Call)
            -------------------------------------------------------------------------------------------------
                 Coupon                            3.935%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    3.918        3.895        3.873        3.850        3.829
            =================================================================================================
             WAL (yr)                            6.13         4.00         3.00         2.39        2.01
             MDUR (yr)                           5.32         3.63         2.78         2.24        1.90
             First Prin Pay                     Nov08        Jul07        Dec06        Jul06        Apr06
             Last Prin Pay                      Jun14        Jun10        Nov08        Sep07        Apr07
            -------------------------------------------------------------------------------------------------


            Class AF-3 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Coupon                            3.935%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    3.918        3.895        3.873        3.850        3.829
            =================================================================================================
             WAL (yr)                            6.13         4.00         3.00         2.39        2.01
             MDUR (yr)                           5.32         3.63         2.78         2.24        1.90
             First Prin Pay                     Nov08        Jul07        Dec06        Jul06        Apr06
             Last Prin Pay                      Jun14        Jun10        Nov08        Sep07        Apr07
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



            Class AF-4 (To Call)
            -------------------------------------------------------------------------------------------------
                 Coupon                            4.787%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    4.799        4.783        4.762        4.742        4.712
            =================================================================================================
             WAL (yr)                           11.90         7.43         5.00         3.83        2.84
             MDUR (yr)                           8.86         6.09         4.35         3.42        2.60
             First Prin Pay                     Jun14        Jun10        Nov08        Sep07        Apr07
             Last Prin Pay                      Nov18        Jul14        Oct10        Apr09        Apr08
            -------------------------------------------------------------------------------------------------


            Class AF-4 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Coupon                            4.787%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    4.799        4.783        4.762        4.742        4.712
            =================================================================================================
             WAL (yr)                           11.90         7.43         5.00         3.83        2.84
             MDUR (yr)                           8.86         6.09         4.35         3.42        2.60
             First Prin Pay                     Jun14        Jun10        Nov08        Sep07        Apr07
             Last Prin Pay                      Dec18        Jul14        Oct10        Apr09        Apr08
            -------------------------------------------------------------------------------------------------


            Class AF-5 (To Call)
            -------------------------------------------------------------------------------------------------
                 Coupon                            5.378%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    5.402        5.391        5.377        5.361        5.345
            =================================================================================================
             WAL (yr)                           14.16         9.83         7.16         5.49        4.38
             MDUR (yr)                           9.68         7.45         5.80         4.64        3.81
             First Prin Pay                     Nov18        Jul14        Oct10        Apr09        Apr08
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class AF-5 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Coupon                            5.378%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    5.497        5.524        5.530        5.510        5.464
            =================================================================================================
             WAL (yr)                           19.70        14.81        11.04         8.08        5.82
             MDUR (yr)                          11.74         9.80         7.93         6.21        4.75
             First Prin Pay                     Dec18        Jul14        Oct10        Apr09        Apr08
             Last Prin Pay                      Apr33        Feb30        Sep25        Nov21        Dec18
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



            Class AF-6 (To Call)
            -------------------------------------------------------------------------------------------------
                 Coupon                            4.704%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    4.702        4.697        4.691        4.682        4.672
            =================================================================================================
             WAL (yr)                            8.00         7.09         6.27         5.34        4.55
             MDUR (yr)                           6.42         5.84         5.28         4.61        4.01
             First Prin Pay                     Oct07        Oct07        Oct07        Dec07        Mar08
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class AF-6 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Coupon                            4.704%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    4.702        4.698        4.695        4.693        4.693
            =================================================================================================
             WAL (yr)                            8.07         7.29         6.82         6.58        6.50
             MDUR (yr)                           6.45         5.96         5.64         5.49        5.43
             First Prin Pay                     Oct07        Oct07        Oct07        Dec07        Mar08
             Last Prin Pay                      Feb33        Dec29        Jul25        Sep21        Oct18
            -------------------------------------------------------------------------------------------------


            Class MF-1 (To Call)
            -------------------------------------------------------------------------------------------------
                 Coupon                            5.196%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    5.210        5.197        5.182        5.167        5.155
            =================================================================================================
             WAL (yr)                           11.07         7.76         5.86         4.70        4.04
             MDUR (yr)                           8.11         6.18         4.90         4.05        3.56
             First Prin Pay                     Oct10        Dec08        Dec07        Nov07        Jan08
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MF-1 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Coupon                            5.196%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    5.213        5.203        5.192        5.180        5.171
            =================================================================================================
             WAL (yr)                           12.82         9.34         7.19         5.82        5.01
             MDUR (yr)                           8.79         6.96         5.67         4.78        4.23
             First Prin Pay                     Oct10        Dec08        Dec07        Nov07        Jan08
             Last Prin Pay                      Nov30        Nov25        Jun21        Apr18        Dec15
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



            Class MF-2 (To Call)
            -------------------------------------------------------------------------------------------------
                 Coupon                            5.643%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    5.662        5.648        5.632        5.616        5.602
            =================================================================================================
             WAL (yr)                           11.07         7.76         5.86         4.69        3.99
             MDUR (yr)                           7.91         6.06         4.83         3.99        3.47
             First Prin Pay                     Oct10        Dec08        Dec07        Oct07        Nov07
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MF-2 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Coupon                            5.643%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    5.666        5.654        5.642        5.629        5.618
            =================================================================================================
             WAL (yr)                           12.74         9.24         7.11         5.74        4.90
             MDUR (yr)                           8.52         6.77         5.53         4.66        4.10
             First Prin Pay                     Oct10        Dec08        Dec07        Oct07        Nov07
             Last Prin Pay                      Jun29        Mar24        Dec19        Jan17        Dec14
            -------------------------------------------------------------------------------------------------


            Class MF-3 (To Call)
            -------------------------------------------------------------------------------------------------
                 Coupon                             5.742
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    5.763        5.748        5.732        5.715        5.700
            =================================================================================================
             WAL (yr)                           11.07         7.76         5.86         4.68        3.97
             MDUR (yr)                           7.87         6.04         4.81         3.98        3.45
             First Prin Pay                     Oct10        Dec08        Dec07        Oct07        Nov07
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MF-3 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Coupon                             5.742
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    5.766        5.754        5.741        5.728        5.716
            =================================================================================================
             WAL (yr)                           12.62         9.12         7.01         5.66        4.81
             MDUR (yr)                           8.43         6.69         5.46         4.60        4.03
             First Prin Pay                     Oct10        Dec08        Dec07        Oct07        Nov07
             Last Prin Pay                      May27        Dec21        Feb18        Jul15        Aug13
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



            Class MF-4 (To Call)
            -------------------------------------------------------------------------------------------------
                 Coupon                            5.841%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    5.863        5.848        5.831        5.815        5.800
            =================================================================================================
             WAL (yr)                           11.07         7.76         5.86         4.68        3.97
             MDUR (yr)                           7.83         6.01         4.80         3.97        3.44
             First Prin Pay                     Oct10        Dec08        Dec07        Oct07        Nov07
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MF-4 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Coupon                            5.841%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    5.866        5.854        5.841        5.827        5.815
            =================================================================================================
             WAL (yr)                           12.53         9.03         6.94         5.60        4.76
             MDUR (yr)                           8.36         6.62         5.41         4.55        3.99
             First Prin Pay                     Oct10        Dec08        Dec07        Oct07        Nov07
             Last Prin Pay                      Jul26        Feb21        Jun17        Dec14        Mar13
            -------------------------------------------------------------------------------------------------


            Class MF-5 (To Call)
            -------------------------------------------------------------------------------------------------
                 Coupon                            6.040%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    6.065        6.049        6.032        6.015        5.999
            =================================================================================================
             WAL (yr)                           11.07         7.76         5.86         4.68        3.95
             MDUR (yr)                           7.74         5.96         4.76         3.95        3.41
             First Prin Pay                     Oct10        Dec08        Dec07        Oct07        Oct07
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MF-5 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Coupon                            6.040%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 100-00                    6.068        6.055        6.041        6.027        6.014
            =================================================================================================
             WAL (yr)                           12.36         8.89         6.83         5.51        4.67
             MDUR (yr)                           8.21         6.50         5.31         4.47        3.90
             First Prin Pay                     Oct10        Dec08        Dec07        Oct07        Oct07
             Last Prin Pay                      May25        Jan20        Aug16        Apr14        Aug12
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



            Class BF (To Call)
            -------------------------------------------------------------------------------------------------
                 Coupon                             6.40%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 98.19                     6.670        6.724        6.783        6.843        6.899
            =================================================================================================
             WAL (yr)                           11.07         7.76         5.86         4.68        3.95
             MDUR (yr)                           7.54         5.84         4.68         3.89        3.36
             First Prin Pay                     Oct10        Dec08        Dec07        Oct07        Oct07
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class BF (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Coupon                             6.40%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              Yield @ 98.19                     6.662        6.708        6.758        6.809        6.856
            =================================================================================================
             WAL (yr)                           12.05         8.64         6.62         5.34        4.53
             MDUR (yr)                           7.88         6.25         5.10         4.30        3.75
             First Prin Pay                     Oct10        Dec08        Dec07        Oct07        Oct07
             Last Prin Pay                      Nov23        Oct18        Jul15        Jun13        Nov11
            -------------------------------------------------------------------------------------------------


            Class 1-AV-1 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.30%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         30           30           30           30          30
            =================================================================================================
             WAL (yr)                            4.92         3.48         2.69         2.12        1.70
             MDUR (yr)                           4.56         3.31         2.59         2.07        1.67
             First Prin Pay                     Oct04        Oct04        Oct04        Oct04        Oct04
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class 1-AV-1 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.30%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         31           31           31           31          31
            =================================================================================================
             WAL (yr)                            5.16         3.65         2.81         2.21        1.73
             MDUR (yr)                           4.73         3.44         2.69         2.15        1.70
             First Prin Pay                     Oct04        Oct04        Oct04        Oct04        Oct04
             Last Prin Pay                      Oct29        Mar23        Jul18        May15        Mar13
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



            Class 2-AV-1 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.15%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         15           15           15           15          15
            =================================================================================================
             WAL (yr)                            1.56         1.24         1.00         0.85        0.75
             MDUR (yr)                           1.54         1.22         0.99         0.85        0.75
             First Prin Pay                     Oct04        Oct04        Oct04        Oct04        Oct04
             Last Prin Pay                      Mar07        Nov06        Jun06        Mar06        Dec05
            -------------------------------------------------------------------------------------------------


            Class 2-AV-1 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.15%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         15           15           15           15          15
            =================================================================================================
             WAL (yr)                            1.56         1.24         1.00         0.85        0.75
             MDUR (yr)                           1.54         1.22         0.99         0.85        0.75
             First Prin Pay                     Oct04        Oct04        Oct04        Oct04        Oct04
             Last Prin Pay                      Mar07        Nov06        Jun06        Mar06        Dec05
            -------------------------------------------------------------------------------------------------


            Class 2-AV-2 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.35%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         35           35           35           35          35
            =================================================================================================
             WAL (yr)                            5.17         3.62         2.81         2.22        2.00
             MDUR (yr)                           4.87         3.48         2.73         2.17        1.96
             First Prin Pay                     Mar07        Nov06        Jun06        Mar06        Dec05
             Last Prin Pay                      Mar15        Oct11        Dec09        Sep07        Feb07
            -------------------------------------------------------------------------------------------------


            Class 2-AV-2 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.35%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         35           35           35           35          35
            =================================================================================================
             WAL (yr)                            5.17         3.62         2.81         2.22        2.00
             MDUR (yr)                           4.87         3.48         2.73         2.17        1.96
             First Prin Pay                     Mar07        Nov06        Jun06        Mar06        Dec05
             Last Prin Pay                      Mar15        Oct11        Dec09        Sep07        Feb07
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



            Class 2-AV-3 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.53%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         53           53           53           53          53
            =================================================================================================
             WAL (yr)                           13.13         8.98         6.66         5.10        2.90
             MDUR (yr)                          11.35         8.13         6.19         4.82        2.81
             First Prin Pay                     Mar15        Oct11        Dec09        Sep07        Feb07
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class 2-AV-3 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.53%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         59           59           59           59          57
            =================================================================================================
             WAL (yr)                           15.17        10.36         7.63         5.78        3.17
             MDUR (yr)                          12.73         9.18         6.98         5.41        3.05
             First Prin Pay                     Mar15        Oct11        Dec09        Sep07        Feb07
             Last Prin Pay                      Jan30        Apr23        Jul18        Apr15        Feb13
            -------------------------------------------------------------------------------------------------


            Class MV-1 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.62%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         62           62           62           62          62
            =================================================================================================
             WAL (yr)                            8.92         6.11         4.75         4.39        4.66
             MDUR (yr)                           7.95         5.65         4.48         4.17        4.42
             First Prin Pay                     Mar09        Nov07        Jan08        Jul08        May09
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MV-1 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.62%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         63           64           63           63          67
            =================================================================================================
             WAL (yr)                            9.50         6.50         5.02         4.59        5.59
             MDUR (yr)                           8.34         5.95         4.70         4.34        5.24
             First Prin Pay                     Mar09        Nov07        Jan08        Jul08        Jun09
             Last Prin Pay                      Jul26        Feb20        Feb16        Jun13        Sep11
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



            Class MV-2 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.65%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         65           65           65           65          65
            =================================================================================================
             WAL (yr)                            8.92         6.11         4.71         4.20        4.43
             MDUR (yr)                           7.94         5.64         4.44         3.99        4.21
             First Prin Pay                     Mar09        Nov07        Dec07        Apr08        Oct08
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MV-2 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.65%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         66           67           66           66          66
            =================================================================================================
             WAL (yr)                            9.47         6.48         4.97         4.38        4.57
             MDUR (yr)                           8.31         5.92         4.65         4.15        4.34
             First Prin Pay                     Mar09        Nov07        Dec07        Apr08        Oct08
             Last Prin Pay                      Oct25        Jun19        Aug15        Feb13        May11
            -------------------------------------------------------------------------------------------------


            Class MV-3 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.70%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         70           70           70           70          70
            =================================================================================================
             WAL (yr)                            8.92         6.11         4.69         4.09        4.06
             MDUR (yr)                           7.92         5.63         4.42         3.89        3.87
             First Prin Pay                     Mar09        Nov07        Dec07        Mar08        Jul08
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MV-3 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             0.70%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                         71           72           71           71          71
            =================================================================================================
             WAL (yr)                            9.43         6.45         4.93         4.26        4.18
             MDUR (yr)                           8.26         5.89         4.61         4.03        3.98
             First Prin Pay                     Mar09        Nov07        Dec07        Mar08        Jul08
             Last Prin Pay                      Nov24        Sep18        Jan15        Sep12        Jan11
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



            Class MV-4 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             1.10%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                        110          110          110          110          110
            =================================================================================================
             WAL (yr)                            8.92         6.11         4.68         4.03        3.88
             MDUR (yr)                           7.75         5.55         4.35         3.80        3.67
             First Prin Pay                     Mar09        Nov07        Nov07        Feb08        May08
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MV-4 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             1.10%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                        112          112          112          112          111
            =================================================================================================
             WAL (yr)                            9.39         6.42         4.90         4.18        3.99
             MDUR (yr)                           8.06         5.77         4.53         3.92        3.77
             First Prin Pay                     Mar09        Nov07        Nov07        Feb08        May08
             Last Prin Pay                      Jan24        Feb18        Aug14        Apr12        Oct10
            -------------------------------------------------------------------------------------------------


            Class MV-5 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             1.20%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                        120          120          120          120          120
            =================================================================================================
             WAL (yr)                            8.92         6.11         4.67         3.98        3.76
             MDUR (yr)                           7.71         5.52         4.33         3.74        3.55
             First Prin Pay                     Mar09        Nov07        Nov07        Jan08        Mar08
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MV-5 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             1.20%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                        122          122          122          122          121
            =================================================================================================
             WAL (yr)                            9.34         6.38         4.86         4.11        3.85
             MDUR (yr)                           7.98         5.72         4.48         3.85        3.64
             First Prin Pay                     Mar09        Nov07        Nov07        Jan08        Mar08
             Last Prin Pay                      May23        Jul17        Mar14        Jan12        Jul10
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



            Class MV-6 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             1.40%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                        140          140          140          140          140
            =================================================================================================
             WAL (yr)                            8.92         6.11         4.67         3.94        3.67
             MDUR (yr)                           7.63         5.48         4.30         3.69        3.46
             First Prin Pay                     Mar09        Nov07        Nov07        Dec07        Jan08
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MV-6 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             1.40%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                        142          142          142          142          141
            =================================================================================================
             WAL (yr)                            9.27         6.33         4.82         4.04        3.74
             MDUR (yr)                           7.85         5.64         4.42         3.77        3.52
             First Prin Pay                     Mar09        Nov07        Nov07        Dec07        Jan08
             Last Prin Pay                      May22        Nov16        Aug13        Aug11        Mar10
            -------------------------------------------------------------------------------------------------


            Class MV-7 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             1.80%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                        180          180          180          180          180
            =================================================================================================
             WAL (yr)                            8.92         6.11         4.66         3.92        3.60
             MDUR (yr)                           7.48         5.40         4.24         3.64        3.37
             First Prin Pay                     Mar09        Nov07        Oct07        Nov07        Jan08
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MV-7 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             1.80%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                        182          182          182          181          181
            =================================================================================================
             WAL (yr)                            9.18         6.26         4.75         3.99        3.64
             MDUR (yr)                           7.63         5.50         4.32         3.69        3.40
             First Prin Pay                     Mar09        Nov07        Oct07        Nov07        Jan08
             Last Prin Pay                      May21        Feb16        Feb13        Mar11        Nov09
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------



            Class MV-8 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             1.90%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                        190          190          190          190          190
            =================================================================================================
             WAL (yr)                            8.92         6.11         4.65         3.89        3.54
             MDUR (yr)                           7.44         5.38         4.22         3.60        3.31
             First Prin Pay                     Mar09        Nov07        Oct07        Nov07        Dec07
             Last Prin Pay                      Nov18        Jul14        Jan12        Jun10        May09
            -------------------------------------------------------------------------------------------------


            Class MV-8 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                             1.90%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 100-00                        191          191          190          190          190
            =================================================================================================
             WAL (yr)                            9.04         6.16         4.68         3.90        3.55
             MDUR (yr)                           7.51         5.42         4.24         3.61        3.31
             First Prin Pay                     Mar09        Nov07        Oct07        Nov07        Dec07
             Last Prin Pay                      May20        May15        Jul12        Oct10        Jul09
            -------------------------------------------------------------------------------------------------


            Class BV (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                             3.00%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing                   50%          75%          100%         125%        150%
            Prepayment Speed

            =================================================================================================
              DM @ 97.57                         335          347          360          370          377
            =================================================================================================
             WAL (yr)                            8.81         6.00         4.56         3.81        3.44
             MDUR (yr)                           6.92         5.06         4.00         3.42        3.12
             First Prin Pay                     Mar09        Nov07        Oct07        Oct07        Nov07
             Last Prin Pay                      Nov18        Jun14        Nov11        Apr10        Feb09
            -------------------------------------------------------------------------------------------------


             Class BV (To Maturity)
             -------------------------------------------------------------------------------------------------
                  Margin                             3.00%
             -------------------------------------------------------------------------------------------------
             Percent of Pricing                   50%          75%         100%         125%         150%
             Prepayment Speed

             =================================================================================================
               DM @ 97.57                         335          347          360         370          377
             =================================================================================================
              WAL (yr)                            8.81         6.00        4.56         3.81         3.44
              MDUR (yr)                           6.92         5.06        4.00         3.42         3.12
              First Prin Pay                     Mar09        Nov07        Oct07       Oct07        Nov07
              Last Prin Pay                      Jan19        Jun14        Nov11       Apr10        Feb09
             -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      27